Exhibit 10.1
EXECUTION VERSION

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of April 17, 2017 by and among WEATHERFORD INTERNATIONAL LTD., a Bermuda exempted company (“WIL-Bermuda”), WEATHERFORD INTERNATIONAL PLC, an Irish public limited company (“WIL‑Ireland” and, together with WIL-Bermuda, the “Obligor Parties”), the Lenders listed on the signature pages attached hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is made to that certain Amended and Restated Credit Agreement, dated as of May 9, 2016, by and among the Obligor Parties, the lenders named therein, the Administrative Agent, JPMorgan, as Swingline Lender, and the Issuing Banks party thereto (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of July 19, 2016 and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Obligor Parties have requested that the Lenders agree to amend certain provisions of the Credit Agreement, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.     Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

Section 2.    Amendments to Credit Agreement. Upon the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows; provided, that the amendments set forth in this Section 2 shall be deemed to be effective and applicable as of March 31, 2017:

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Cash Collateralized LC Exposure” means, with respect to any Specified Letter of Credit as of any date, the amount of cash collateral pledged to the applicable issuing bank or institution that issued such Specified Letter of Credit as security to cover reimbursement obligations of WIL-Ireland or any Restricted Subsidiary in respect of such Specified Letter of Credit, excluding any such cash collateral that is (a) in excess of the stated amount of such Specified Letter of Credit or (b) designated solely for the purpose of paying or reimbursing any amounts other than amounts drawn under such Specified Letter of Credit.

“Designated Joint Venture Investment” means an Investment permitted by Section 8.06(h) consisting of the contribution by WIL-Ireland or any Restricted Subsidiary of assets, other than cash or Cash Equivalents.
“Permitted Customer Notes Disposition” means the Disposition (including the sale of a participation) by any Restricted Subsidiary that is organized in a jurisdiction other than a Specified Jurisdiction to a third party of (or in) any Receivables that were originated by such Restricted Subsidiary in the ordinary course of business and have been converted, exchanged or novated into one or more promissory notes or similar instruments.
“Specified Asset Sale 2017 Threshold” means an amount equal to (a) $600,000,000 less (b) the difference (if positive) between (i) $535,000,000 minus (ii) the aggregate amount of cash payments received on or before December 31, 2017 by WIL-Ireland and any Restricted Subsidiary in connection with Investments by WIL-Ireland or any Restricted Subsidiary in the Designated Joint Venture permitted under Section 8.06(h)(i).
(b) Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)The definition of “Consolidated Adjusted EBITDA” is hereby amended by amending and restating clause (v) thereof in its entirety to read as follows:

(v) extraordinary or non-recurring cash costs, expenses and charges, including those related to (A) severance, cost savings, operating expense reductions, facilities closings, percentage of completion contracts, consolidations, and integration costs and other restructuring charges or reserves and (B) litigation, settlement and judgment costs and expenses (provided that the aggregate amount of all amounts added back pursuant to this clause (v) (excluding any such amounts attributable to Fiscal Quarters ending on or prior to March 31, 2016), shall not exceed (x) $400,000,000 during the term of this Agreement, (y) $200,000,000 for any Testing Period ending during the period from March 31, 2017 through September 30, 2017 and (z) $100,000,000 for any Testing Period ending thereafter),
(ii) The definition of “Designated Assets” is hereby amended and restated in its entirety to read as follows:

“Designated Assets” means, the assets used in the United States and Canadian land hydraulic fracturing pressure pumping, multistage completions and pump-down perforating businesses of WIL-Ireland and its Subsidiaries.
(iii)    The definition of “Designated Joint Venture” is hereby amended and restated in its entirety to read as follows:

“Designated Joint Venture” means either (a) the potential joint venture involving the Designated Assets that is described in the same writing delivered to the Administrative Agent and the Lenders prior to the Effective Date that describes the Designated Assets or (b) the joint venture between WIL-Ireland and Schlumberger Limited more particularly described in the press release of WIL-Ireland dated March 24, 2017 captioned “Weatherford and Schlumberger to Form OneStim Joint Venture”.

(iv)    The definition of “Specified Asset Sale” is hereby amended by (A) inserting the phrase “(including any Designated Joint Venture Investment)” immediately after the phrase “any Disposition of assets by WIL-Ireland or any Restricted Subsidiary” in the first and second lines thereof and (B) amending and restating clause (b) thereof in its entirety to read as follows:

(b) Dispositions to the extent permitted by Sections 8.05(a), 8.05(b), 8.05(c), 8.05(e), 8.05(f) (other than Designated Joint Venture Investments), 8.05(g), 8.05(i), 8.05(k), 8.05(l), 8.05(m) and 8.05(n).
(v)    The definition of “Specified Leverage and LC Ratio” is hereby amended and restated in its entirety as follows:

“Specified Leverage and LC Ratio” means, as of the last day of any Fiscal Quarter, the ratio of (a) the sum of (i) Specified Senior Indebtedness as of such date, plus (ii) the aggregate undrawn amount of all Specified Letters of Credit as of such date, less (iii) the aggregate amount of all Cash Collateralized LC Exposure in respect of all Specified Letters of Credit as of such date to (b) Specified Consolidated Adjusted EBITDA for the Testing Period ending on such date.
(c) Section 2.06(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)    Reduction of Aggregate Commitments in connection with Certain Asset Sales. Until the Aggregate Commitments have been permanently reduced (and only to the extent necessary to cause the Aggregate Commitments to be permanently reduced) to $900,000,000, in the event of any Specified Asset Sale, the Lenders’ Commitments shall be permanently reduced, ratably among the Lenders in accordance with their respective Commitments on the applicable Sale Related Commitment Reduction Date, by an aggregate amount equal to (i) with respect to the Land Rig Sale, 100% of the Net Cash Proceeds received by WIL-Ireland and its Restricted Subsidiaries from such sale and (ii) with respect to any Specified Asset Sale other than the Land Rig Sale (A) consummated prior to the Existing Maturity Date, 75% of the Net Cash Proceeds received by WIL-Ireland and its Restricted Subsidiaries from such sale and (B) consummated on or after the Existing Maturity Date, 75% of the Net Proceeds received by WIL-Ireland and its Restricted Subsidiaries from such sale; provided that (x) with respect to the calendar year ending December 31, 2017, the Lenders’ Commitments shall be reduced pursuant to this Section 2.06(c)(ii) only to the extent that the Net Cash Proceeds received by WIL-Ireland and its Restricted Subsidiaries from the consummation of Specified Asset Sales during such calendar year exceeds the Specified Asset Sale 2017 Threshold and (y) with respect to any calendar year thereafter, the Lenders’ Commitments shall be reduced pursuant to this Section 2.06(c)(ii) only to the extent that the Net Cash Proceeds received by WIL-Ireland and its Restricted Subsidiaries from the consummation of Specified Asset Sales during such calendar year exceeds $50,000,000.

(d)    Section 8.05 of the Credit Agreement is hereby amended by amending and restating clause (g) thereof in its entirety to read as follows:

(g)    any Disposition of Receivables and Receivables Related Security in connection with any Permitted Factoring Transaction shall be permitted and any Permitted Customer Notes Disposition shall be permitted;
(e)    Section 8.09(c) of the Credit Agreement is hereby amended by replacing the words “Specified Leverage LC Ratio” with the term “Specified Leverage and LC Ratio”.

Section 3.    Commitment Reduction. The Borrowers desire to reduce the Commitments from $1,379,888,888.89 to $1,198,860,893.91 (the “Commitment Reduction”), effective as of the Amendment No. 2 Effective Date. As provided in Section 2.06(e) of the Credit Agreement, the Commitment Reduction shall be made ratably among the Lenders in accordance with their respective Commitments. As such, after giving effect to the Commitment Reduction on the Amendment No. 2 Effective Date, each Lender’s Commitment shall be as set forth on Annex I attached hereto under the heading “Extended Commitment” or “Non-Extended Commitment”, as applicable, which shall automatically amend and restate Schedule 2.01 to the Credit Agreement. The Lenders hereby waive, solely with respect to the Commitment Reduction, (i) any notice required to be delivered by the Borrowers pursuant to Section 2.06(e) and (ii) the requirement that each reduction of the Commitments be in an amount that is an integral multiple of $1,000,000.

Section 4.     Amendment No. 2 Effective Date; Conditions Precedent. This Amendment shall become effective on the date (the “Amendment No. 2 Effective Date”) on which the following conditions have been satisfied:

(a)The Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, a counterpart of this Amendment executed by the Obligor Parties and the Required Lenders;

(b)    the Obligor Parties shall have paid (i) to the Administrative Agent, the Lead Arrangers and the Lenders, as applicable, all fees and other amounts agreed upon by such parties to be paid on or prior to the Amendment No. 2 Effective Date and (ii) to the extent invoiced at or before 1:00 p.m., New York City time, on the Business Day immediately prior to the Amendment No. 2 Effective Date, all out‑of‑pocket expenses required to be reimbursed or paid by the Obligor Parties pursuant to Section 11.03 of the Credit Agreement or any other Loan Document; and

(c)    no Default or Event of Default shall have occurred and be continuing.

Section 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Obligor Parties represents and warrants that, after giving effect to each of the amendments set forth in this Amendment:

(a)the representations and warranties set forth in Article VI of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of, and as if such representations and warranties were made on, the Amendment No. 2 Effective Date (unless such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall continue to be true and correct in all material respects (except to the extent qualified by materiality or reference to Material Adverse Effect, in which case such applicable representation and warranty shall be true and correct in all respects) as of such earlier date);

(b)no Default or Event of Default has occurred and is continuing on the Amendment No. 2 Effective Date; and

(c)this Amendment constitutes the legal, valid and binding obligation of each of the Obligor Parties, enforceable against each of the Obligor Parties in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles of general applicability.

Section 6.    Confirmation of Loan Documents. Except as expressly contemplated hereby, the terms, provisions, conditions and covenants of the Credit Agreement, as amended by this Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed, and the execution, delivery and performance of this Amendment shall not, except as expressly set forth in this Amendment, operate as a waiver of, consent to or amendment of any term, provision, condition or covenant thereof. Without limiting the generality of the foregoing, except pursuant hereto or as expressly contemplated or amended hereby, nothing contained herein shall be deemed (a) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to any term, provision, condition or covenant of the Credit Agreement or any other Loan Document; (b) to prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document; or (c) to constitute a waiver of compliance or consent to noncompliance by any Obligor with respect to the terms, provisions, conditions and covenants of the Credit Agreement and the other Loan Documents made the subject hereof. Each Obligor Party represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder.

Section 7.    Ratification. Each of the Obligor Parties hereby ratifies and confirms, on behalf of itself and each other Guarantor, the Guarantors’ obligations under the Affiliate Guaranty and hereby represents and acknowledges, on behalf of itself and each other Guarantor, that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of their obligations thereunder. Furthermore, each Obligor Party agrees, on behalf of itself and each other Guarantor, that nothing contained in this Amendment shall adversely affect any right or remedy of the Administrative Agent or the Lenders under the Affiliate Guaranty or any of the other Loan Documents. Each Obligor Party agrees, on behalf of itself and each other Guarantor, that all references in the Affiliate Guaranty to the “Guaranteed Obligations” shall include, without limitation, all of the obligations of WIL-Bermuda to the Administrative Agent and the Lenders under the Credit Agreement, as amended by this Amendment. Finally, each Obligor Party hereby represents and warrants, on behalf of itself and each other Guarantor, that the execution and delivery of this Amendment and the other documents executed in connection herewith shall in no way change or modify its or any other Guarantor’s obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under the Affiliate Guaranty and the other Loan Documents and shall not constitute a waiver by the Administrative Agent or the Lenders of any of their rights against any Guarantor.

Section 8.    Effect of Amendment. From and after the Amendment No. 2 Effective Date hereof, each reference in the Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement as modified by this Amendment. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

Section 9.    Costs and Expenses. Pursuant to the terms of Section 11.03 of the Credit Agreement, WIL-Bermuda agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, execution and enforcement of this Amendment.

Section 10.    Choice of Law. This Amendment and all other documents executed in connection herewith and the rights and obligations of the parties hereto and thereto, shall be construed in accordance with and governed by the law of the State of New York.

Section 11.    Submission to Jurisdiction; Consent to Service of Process.

(a)     Each Obligor Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non‑appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment (including this Section 11) or any other Loan Document shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any suit, action or proceeding relating to this Amendment or any other Loan Document against any Obligor or its properties in the courts of any jurisdiction.

(b)     Each Obligor Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (a) of this Section. Each Obligor Party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c)     Each party to this Amendment irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement other than by facsimile. Nothing in this Amendment or any other Loan Document will affect the right of any party to this Amendment or any other Loan Document to serve process in any other manner permitted by law. Notwithstanding any other provision of this Amendment, each foreign Obligor Party hereby irrevocably designates C T Corporation System, 111 8th Avenue, New York, New York 10011, as the designee, appointee and agent of such Obligor Party to receive, for and on behalf of such Obligor Party, service of process in the State of New York in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document.

(d)     Each Obligor Party agrees that any suit, action or proceeding brought by any Obligor or any of their respective Subsidiaries relating to this Amendment or any other Loan Document against the Administrative Agent, any Issuing Bank, any Lender or any of their respective Affiliates shall be brought exclusively in the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, unless no such court shall accept jurisdiction.

(e)     The Administrative Agent and each Lender party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York (or the state courts sitting in the Borough of Manhattan in the event the Southern District of New York lacks subject matter jurisdiction), and any appellate court from any thereof, in any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(f)     The Administrative Agent and each Lender party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment or any other Loan Document in any court referred to in paragraph (e) of this Section. Each of the Administrative Agent and each Lender party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)     To the extent that any Obligor Party has or hereafter may acquire any immunity from jurisdiction of any court or from set-off or any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Obligor Party hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.

Section 12.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 13.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective on the Amendment No. 2 Effective Date, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or electronic transmission (in .pdf form) shall be effective for all purposes as delivery of a manually executed counterpart of this Amendment.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WIL-BERMUDA:

WEATHERFORD INTERNATIONAL LTD.,
a Bermuda exempted company

By:	/s/ Oscar J. Pinotti
Name:	Oscar J. Pinotti
Title:	Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

WIL-IRELAND:

WEATHERFORD INTERNATIONAL PLC,
an Irish public limited company

By:	/s/ Bastiaan E. van Houts
Name:	Bastiaan E. van Houts
Title:	Assistant Treasurer

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

LENDERS:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Jeffrey C. Miller
Name:	Jeffrey C. Miller
Title:	Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Patrick Layton
Name:	Patrick Layton
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Robert Corder
Name:	Robert Corder
Title:	Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Kevin Spivey
Name:	Kevin Spivey
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ Peter Kardos
Name:	Peter Kardos
Title:	Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

STANDARD CHARTERED BANK

By:	/s/ Steve Aloupis
Name:	Steve Aloupis
Title:	Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

HSBC BANK USA, N.A.

By:	/s/ Adam Hendley
Name:	Adam Hendley
Title:	Managing Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

BANCO BILBAO VIZCAYA ARGENTINA, S.A. NEW YORK BRANCH

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

THE TORONTO DOMINION BANK, NEW YORK BRANCH

By:	/s/ Savo Bozic
Name:	Savo Bozic
Title:	Authorized Signatory

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

NORDEA BANK AB (PUBL), NEW YORK BRANCH

By:	/s/ Olli Savikko
Name:	Olli Savikko
Title:	Senior Vice President

By:	/s/ Christopher G. Spitler
Name:	Christopher G. Spitler
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

UNICREDIT BANK AG, NEW YORK BRANCH

By:	/s/ Michael D. Novellino
Name:	Michael D. Novellino
Title:	Director

By:	/s/ Scott Obeck
Name:	Scott Obeck
Title:	Director

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)

By:	/s/ Penny Neville-Park
Name:	Penny Neville-Park
Title:

By:	/s/ Alison Butt
Name:	Alison Butt
Title:

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

ARAB BANKING CORPORATION, GRAND CAYMAN

By:	/s/ Victoria Gale
Name:	Victoria Gale
Title:	Vice President

By:	/s/ Rami Zaytoon
Name:	Rami Zaytoon
Title:	Assistant Vice President

Signature Page to Amendment No. 2 to Amended and Restated Credit Agreement

ANNEX I

[See Attached]

SCHEDULE 2.01

COMMITMENTS

Lender	Non-Extended Commitment	Extended Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$0	$95,553,760.90	7.9703793314%
Deutsche Bank AG New York Branch	$0	$95,553,760.91	7.9703793322%
Wells Fargo Bank, National Association	$0	$95,553,760.91	7.9703793322%
Morgan Stanley Bank, N.A.	$0	$95,553,760.91	7.9703793322%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$0	$95,553,760.91	7.9703793322%
Citibank, N.A.	$0	$95,553,760.91	7.9703793322%
Skandinaviska Enskilda Banken AB (publ)	$0	$67,299,279.90	5.6136020652%
The Toronto Dominion Bank, New York Branch	$0	$67,299,279.90	5.6136020652%
Royal Bank of Canada	$0	$60,569,351.91	5.0522418587%
Standard Chartered Bank	$0	$54,512,416.72	4.5470176729%
Barclays Bank PLC	$0	$48,455,481.53	4.0417934871%
Nordea Bank AB (publ), New York Branch	$0	$43,071,539.13	3.5927053213%
UniCredit Bank AG, New York Branch	$0	$43,071,539.13	3.5927053213%
Banco Bilbao Vizcaya Argentaria, S.A. New York Branch	$0	$24,227,740.76	2.0208967432%
Arab Banking Corporation, Grand Cayman	$0	$18,170,805.57	1.5156725574%
Credit Agricole Corporate and Investment Bank	$137,078,868.62	$0	11.4340929224%
HSBC Bank USA, N.A.	$61,782,025.29	$0	5.1533939929%
TOTAL	$198,860,893.91	$1,000,000,000	100%